United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Apollo Commercial Real Estate Finance, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on May 11, 2017

Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/apolloreit/2017

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 3, 2017 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Apollo Commercial Real Estate Finance, Inc. will be held on May 11, 2017 at 9:00 a.m. Eastern Daylight Time at the Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 for the following purposes:

1.	Election of Directors.

(01) Jeffrey M. Gault       (02) Mark C. Biderman       (03) Robert A. Kasdin       (04) Eric L. Press

(05) Scott S. Prince          (06) Stuart A. Rothstein      (07) Michael E. Salvati      (08) Cindy Z. Michel

2.	Ratification of the appointment of Deloitte & Touche LLP as Apollo Commercial Real Estate Finance, Inc.’s independent registered public accounting firm for the 2017 fiscal year.

3.	Approval, on an advisory basis, of the compensation of Apollo Commercial Real Estate Finance, Inc.’s named executive officers, as more fully described in the 2017 Proxy Statement.

4.	Approval, on an advisory basis, of the frequency of future stockholder advisory votes on the compensation of Apollo Commercial Real Estate Finance, Inc.’s named executive officers.

Transaction of such other business as may properly come before the Annual meeting or any postponements or adjournments thereof.

The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1, FOR Proposals 2 and 3, and “1 YEAR” for Proposal 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to www.viewproxy.com/apolloreit/2017/

Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857     TOLL FREE

requests@viewproxy.com

*  If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019

The following proxy materials are available to you for review at: www.viewproxy.com/apolloreit/2017/

Proxy Statement

2016 Annual Report to Stockholders

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/apolloreit/2017/

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.